EX-99.1

Shoe Carnival Announces CEO Transition and Full Year Fiscal 2025 Preliminary Results

February 25, 2026

FOR IMMEDIATE RELEASE

Cliff Sifford, Former CEO and Current Vice Chairman of the Board, Appointed Interim President and CEO

FORT MILL, SC - Shoe Carnival, Inc. (Nasdaq: SCVL), a leading retailer of footwear and accessories for the family, announced today that Cliff Sifford, the Company’s current Vice Chairman of the Board, has been named the Interim President and Chief Executive Officer of the Company, effective February 24, 2026. Mr. Sifford succeeds Mark Worden, who departed from his position as the Company’s President and Chief Executive Officer and resigned as a member of the Board of Directors, effective February 24, 2026. The Company will commence a search for a permanent successor.

Mr. Sifford has served as the Vice Chairman of the Board of the Company since October 2021 and served as Vice Chairman of the Board and Chief Executive Officer from September 2019 until September 2021. Mr. Sifford also served as President and Chief Executive Officer of the Company from October 2012 to September 2019. Mr. Sifford has been with the Company since 1997.

“We’re grateful for Mark’s many contributions throughout his career at Shoe Carnival and wish him all the best,” said Charlie Tomm, Lead Independent Director on the Company’s Board of Directors. “As we look to the next chapter in Shoe Carnival’s transformation and growth, we’re excited to welcome Cliff back to the CEO role. The Board believes that Cliff’s proven leadership, coupled with his years of experience with Shoe Carnival and his vast knowledge of the business, make him the right person to lead Shoe Carnival as we execute our strategic plan.”

“I am honored to be named Interim President and Chief Executive Officer to help lead Shoe Carnival through its next phase of growth,” commented Cliff Sifford. “I look forward to working with the rest of the executive team and the Board as we seek to become the nation's leading family footwear retailer.”

Fiscal 2025 Preliminary Results

For the fiscal year ended January 31, 2026 (“Fiscal 2025”), the Company’s net sales were $1.135 billion. Diluted earnings per share for Fiscal 2025 are expected to be $1.90, which is $0.03 higher than consensus expectations.

The Company ended Fiscal 2025 with over $130 million of cash, cash equivalents and marketable securities on hand. Fiscal 2025 marks the 21st consecutive year the Company ended the year with no debt, fully funding operations and its rebanner strategy with cash on hand.

The foregoing expected results are preliminary and remain subject to the completion of normal quarter and year-end accounting and auditing procedures and closing adjustments.

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation’s largest family footwear retailers, offering a broad assortment of dress, casual and athletic footwear for men, women and children with emphasis on national name brands. As of February 25, 2026, the Company operated 426 stores in 35 states and Puerto Rico under its Shoe Carnival and Shoe Station banners and offers shopping at www.shoecarnival.com and www.shoestation.com. Headquartered in Fort Mill, SC, and with distribution and support operations located in Evansville, IN, Shoe Carnival, Inc. trades on The Nasdaq Stock Market LLC under the symbol SCVL.

Press releases and annual reports are available on the Company's website at www.shoecarnival.com.

Contact Information

W. Kerry Jackson

Chief Financial Officer

(812) 867-4034

scvlir@scvl.com

www.shoecarnival.com

(812) 867-6471

Cautionary Statement Regarding Forward-Looking Information

As used herein, “we”, “our”, “us” and “the Company” refer to Shoe Carnival, Inc. This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties, such as statements about our preliminary financial results for fiscal 2025 and our future growth, operations and shareholder returns.

A number of factors could cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to: our ability to achieve expected operating results from, and planned growth of, our Shoe Station banner, including our ability to increase our comparable stores net sales from rebannering Shoe Carnival locations into Shoe Station locations and our ability to achieve expected cost savings, synergies and inventory reductions from operating principally under one banner, within expected time frames, or at all; the impact of competition and pricing, including our ability to maintain current promotional intensity levels; changes in the political and economic environments in, the status of trade relations with, and the impact of changes in trade policies and tariffs impacting, China and other countries which are the major manufacturers of footwear; our ability to control costs and meet our labor needs in a rising wage, inflationary, and/or supply chain constrained environment; the effects and duration of economic downturns and unemployment rates; the potential impact of national and international security concerns, including those caused by war and terrorism, on the retail environment; general economic conditions in the areas of the continental United States and Puerto Rico where our stores are located; changes in the overall retail environment and more specifically in the apparel and footwear retail sectors; our ability to successfully utilize the e-commerce sales channel and its impact on traffic and transactions in our physical stores; the success of the open-air shopping centers where many of our stores are located and the impact on our ability to attract customers to our stores; our ability to attract customers to our e-commerce platform and to successfully grow our omnichannel sales; the effectiveness of our inventory management, including our ability to manage key merchandise vendor relationships and direct-to-consumer initiatives; changes in our relationships with other key suppliers; our ability to successfully manage and execute our marketing initiatives and maintain positive brand perception and recognition; our ability to successfully manage our current real estate portfolio and leasing obligations; changes in weather, including patterns impacted by climate change; changes in consumer buying trends and our ability to identify and respond to emerging fashion trends; the impact of disruptions in our distribution or information technology operations including at our distribution center located in Evansville, IN; the impact of natural disasters, public health and political crises, civil unrest, and other catastrophic events on our operations and the operations of our suppliers, as well as on consumer confidence and purchasing in general; the duration and spread of a public health crisis and the mitigating efforts deployed, including the effects of government stimulus on consumer spending; risks associated with the seasonality of the retail industry; the impact of unauthorized disclosure or misuse of personal and confidential information about our customers, vendors and employees, including as a result of a cybersecurity breach; our ability to effectively achieve the operating results from, and maintain the synergies, efficiencies and other benefits gained through, our acquisition strategy, including our recent acquisition of Rogan’s; our ability to successfully execute our business strategy, including the availability of desirable store locations at acceptable lease terms, our ability to identify, consummate or effectively integrate future acquisitions, our ability to implement and adapt to new technology and systems, our ability to open new stores in a timely and profitable manner, including our entry into major new markets, and the availability of sufficient funds to implement our business plans; higher than anticipated costs associated with the closing of underperforming stores; the inability of manufacturers to deliver products in a timely manner; an increase in the cost, or a disruption in the flow, of imported goods; the impact of regulatory changes in the United States, including minimum wage laws and regulations, and the countries where our manufacturers are located; the resolution of litigation or regulatory proceedings in which we are or may become involved; continued volatility and disruption in the capital and credit markets; future stock repurchases under our stock repurchase program and future dividend payments; and other factors described in the Company’s SEC filings, including the Company’s latest Annual Report on Form 10-K. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “aims,” “on track,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments.